UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2023

Save Foods, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40403	26-4684680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HaPardes 134 (Meshek Sander) Neve Yarak, Israel	4994500
(Address of principal executive offices)	(Zip Code)

(347) 468 9583

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SVFD	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 6, 2023, Save Foods, Inc., a Delaware corporation (“Parent”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Save Foods, Inc., a newly formed Nevada corporation and its wholly owned subsidiary (the “Surviving Corporation” or the “Company”), pursuant to which, on the same date, Parent merged with and into the Surviving Corporation (the “Reincorporation Merger”). Upon the consummation of the Reincorporation Merger, Parent ceased its legal existence, and the Company continued Parent’s business as the surviving corporation in the Reincorporation Merger under the name “Save Foods, Inc.” succeeding to all Parent’s rights, assets, liabilities and obligations, except that its affairs ceased to be governed by the Delaware General Corporation Law (“DGCL”) and became subject to the Nevada Revised Statutes (the “NRS”). Pursuant to the Merger Agreement, the Articles of Incorporation and the Bylaws of the Surviving Corporation (the “Nevada Bylaws” or the “Company Bylaws”), as in effect prior to the consummation of the Reincorporation Merger, shall continue in full force and effect as the Company’s Articles of Incorporation and the Company Bylaws, respectively, until further amended and changed pursuant to the NRS.

The Merger Agreement and the Reincorporation Merger were duly approved by directors and stockholders of Parent and the Surviving Corporation as follows: (a) by Parent’s board of directors on July 30, 2023 and by Parent’s stockholders on October 2, 2023 at the annual meeting of stockholders, respectively, and (b) by the sole director of the Surviving Corporation and Parent, as the sole stockholder of the Surviving Corporation, on November 3, 2023.

The issuance of shares of the Company’s common stock, par value $0.0001 per share (the “Company Common Stock”) pursuant to the Merger Agreement was exempt from registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Rule 145(a)(2) under the Securities Act, which provides that a merger which sole purpose is to change a corporation’s domicile does not involve the sale of securities for purposes of the Securities Act.

The Merger Agreement constituted the plan of reorganization within the meaning of 368(a)(1) of the Internal Revenue Code of 1986, as amended.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders

Effective as of November 6, 2023 (the “Effective Day”), Parent merged with and into the Company, with the Company being the surviving corporation and successor in interest to Parent. The purpose of the Reincorporation Merger was to re-domicile Parent from Delaware to Nevada. The Surviving Corporation was incorporated on November 3, 2023 for the sole purpose of effecting the Reincorporation Merger. Prior to the Reincorporation Merger, the Surviving Corporation had one share of Company Common Stock outstanding, held by Parent and had no assets, liabilities or business.

The Reincorporation Merger was accomplished by (a) Articles of Merger filed with the office of the Nevada Secretary of State in accordance with the Section 92A.200 of the NRS and (b) the Certificate of Merger filed with the Office of the Secretary of State of Delaware in accordance with Section 252 of the DGCL. The Reincorporation Merger will become effective on The Nasdaq Capital Market on November 10, 2023.

Parent’s stockholders were not entitled to appraisal rights under the DGCL since Parent’s common stock (the “Parent Common Stock”) was listed on The Nasdaq Capital Market LLC stock exchange and the stockholders of the Parent Common Stock will receive the shares of the Company Common Stock, which will be listed on The Nasdaq Capital Market LLC stock exchange.

Upon the consummation of the Reincorporation Merger:

●	Parent changed its domicile from Delaware to Nevada;
●	The affairs of the registrant ceased to be governed by the DGCL and became subject to the NRS;
●	The Company succeeded to all rights, assets, liabilities and obligations of Parent, including becoming a publicly held company, and will continue filing reports under Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations thereunder and provide to its stockholders the same type of information that Parent previously filed;
●	Each outstanding share of Parent Common Stock issued and outstanding immediately before the Reincorporation Merger automatically extinguished and converted into one share of the Company Common Stock;
●	The Company Common Stock issued in connection with the Reincorporation Merger to stockholders of Parent will be deemed registered under Section 12(b) of the Exchange Act without any additional actions by virtue of the Company being a successor to Parent, which Parent Common Stock was registered under Section 12(b) of the Exchange Act prior to the Reincorporation Merger;
●	The authorized capital stock of the Company is the same as the authorized capital stock of Parent, and consists of (i) 495,000,000 shares of Company Common Stock and (ii) 5,000,000 shares of preferred stock, par value $0.0001 per share;
●	The share previously issued by the Surviving Corporation to Parent was canceled and returned to the treasury;
●	Outstanding options and warrants to purchase Parent Common Stock were converted into options and warrants to purchase the same number of shares of the Company Common Stock;
●	The directors and officers of Parent became directors and officers of the Company.

The Reincorporation Merger did not materially modify the rights of the registrant’s stockholders. However, as of the Effective Day, the determination of the rights of the registrant’s stockholders began to be governed by statutory corporate laws of Nevada, governed by the NRS, the Articles of Incorporation and the Nevada Bylaws, adopted pursuant to the Merger Agreement. The chart below summarizes the key differences between NRS and DGCL. It does not address each difference between Delaware law and Nevada law but focuses on those differences which the registrant believes are most relevant to the stockholders. In addition, many provisions of the NRS and the DGCL may be subject to differing interpretations, and the discussion offered herein may be incomplete in certain respects. This chart is not intended as an exhaustive list of all differences and is qualified in its entirety by reference to the full text of, and decisions interpreting, applicable Delaware and Nevada law and by reference to the complete text of the Articles of Incorporation and the Nevada Bylaws, copies of which are filed as Exhibit 3.1 and 3.2 hereto, respectively, and incorporated herein by reference.

Comparison of Rights of Stockholders

Nevada	Delaware
Amendment to Articles or Certificate of Incorporation

Section 78.390 of the NRS provides that an amendment of the articles of incorporation requires the affirmative vote of the majority of the outstanding stock entitled to vote.

NRS 78.2055 allows the board of directors to decrease the number of issued and outstanding shares of a class of stock, while concurrently decreasing the total authorized shares of the same class of stock in the same percentages, without the necessity of shareholder approval.

The DGCL allows the board of directors to amend the certificate of incorporation to effect a name change without the necessity of shareholder approval.

Delaware does not have a similar statute. Except for the amendment related to a name change, the stockholder approval is required to amend the certificate of incorporation to effectuate a stock split, such as a reverse split, even where the number of authorized shares will be adjusted in the same ratio as the split.

Number of Directors

NRS 78.115 provides that a corporation must have at least one director and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors, and for the manner in which the number of directors may be increased or decreased.

Under Section 141 of the DGCL, a corporation must have at least one director and that the number of directors shall be fixed by or in the manner provided in the bylaws unless the certificate of incorporation fixes the number of directors.

Limitation on Personal Liability of Directors and Officers

In general, the NRS provides broader protection from personal liability for directors and officers than the DGCL. It permits a corporation to renounce in its articles of incorporation any interest or expectancy to participate in specific or specified classes or categories of business opportunities and permits limitation of liability of directors and officers and expressly applicable to liabilities owed to creditors of the corporation. It is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors as this limitation is provided by statute. The Company’s Articles of Incorporation provide that the liability of directors and officers of the Company shall be eliminated or limited to the fullest extent permitted by the NRS.

The Parent’s charter provided that to the fullest extent permitted by the DGCL, a director is not held liable to Parent or its stockholders for monetary damages for breach of fiduciary duty as a director.

The DGCL precludes a corporation from limiting liability for a director’s breach of the duty of loyalty or for any transaction from which a director derives an improper personal benefit.

Classified board of directors

The NRS permits any Nevada corporation to classify its board of directors with staggered terms of office, where at least one-fourth of the directors must be elected annually. The Articles of Incorporation provides that the Company’s board of directors shall be divided into three classes, with each class having as equal number of members as reasonably possible, and that beginning in 2024, successors to the class of directors whose term expires at each subsequent annual meeting shall be elected for a three-year term.

The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. In this case, the stockholders would elect only one class each year and each class would have a term of office of three years.

Cumulative Voting

The NRS permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed. The Articles of Incorporation do not provide for cumulative voting in the election of directors.

The DGCL does not generally grant stockholders cumulative voting rights, although a Delaware corporation may provide in the corporation’s certificate of incorporation for cumulative voting in the election of directors. Parent’s charter did not provide for cumulative voting in the election of directors.

Indemnification

The NRS permits corporations to indemnify current and former directors, officers, employees, and agents for attorneys’ fees and other expenses, judgments, and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. With respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful. Under the NRS, the corporation through its stockholders, directors or independent counsel must only determine that the indemnification is proper.

The DGCL has a similar statute and also permits corporations to indemnify directors, officers, employees, and agents in similar circumstances.

No corporation may indemnify a party unless it decides that indemnification is proper. Under the DGCL, the corporation through its stockholders, directors or independent legal counsel will determine that the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity.

Vacancies and Removal of Directors

Under the NRS and the Articles of Incorporation, vacancies on the board of directors during the year may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.

The NRS requires the vote of the holders of at least two-thirds of the shares or class or series of shares of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause. The articles of incorporation may provide for a higher voting threshold but not a lower one. The Company’s Articles of Incorporation provide that directors may be removed by the holders of two-thirds of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors.

The DGCL has a similar provision. The Parent’s charter also had that provision.

Under the DGCL, the holders of a majority of shares of each class entitled to vote at an election of directors may vote to remove any director or the entire board without cause unless (i) the board is a classified board, in which case directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him.

Action by Written Consent of Directors

Under the NRS, and in accordance with the Company’s Articles of Incorporation and the Company Bylaws, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

The DGCL provides that unless the certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Stockholders

Under the NRS, unless the articles of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its bylaws. The Company’s Articles of Incorporation permits action to taken by written consent of stockholders, in accordance with the NRS.

The DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Parent’s Bylaws provided that any stockholders may act by written consent if such consent is signed by holders of not less than the minimum number of votes that would be required to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Amendment to Bylaws

NRS 78.120 provides that, unless otherwise prohibited by any bylaws adopted by the stockholders, the board of directors may amend any bylaw, including any bylaw adopted by the stockholders. The Company’s Articles of Incorporation state that, except as otherwise provided by law, the Company Bylaws may be amended or repealed by the board of directors by the affirmative vote of a majority of the directors then in office. It also permits the Company’s stockholders, at any annual or special meeting called for such purpose, to amend or repeal the Company Bylaws by the affirmative vote of at least two-thirds of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the board of directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class.

Under Section 109 of the DGCL, the power to adopt, amend, or repeal the bylaws shall be vested in the stockholders entitled to Delaware law provides that the power to adopt, amend, or repeal the bylaws shall be vested in the stockholders entitled to vote, provided that the certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power.

Special Meetings of Stockholders and Annual Meetings Pursuant to Petition of Stockholders

The NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise. Under the Company Bylaws, special meetings of the stockholders may be called only by the board of directors acting pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office except as otherwise required by statute or any rights given to the holders of any preferred shares.

Under the NRS, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Parent’s Bylaws provided that a special meeting of stockholders may be called by the president of the Company, the board of directors, or by the record holders or holder of at least 10% of all shares entitled to vote at the meeting.

The DGCL provides that a director or a stockholder of a corporation may apply to the Court of Chancery of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the Annual Meeting or, if there is no date designated, within 13 months after the last annual meeting.

Duration of Proxies

Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, in limited circumstances. The Company Bylaws provide that a proxy authorized by a stockholder shall be valid until its expiration or revocation in a manner permitted by the laws of Nevada. In Nevada, proxies are valid for six months from the date of creation unless otherwise provided in the proxy.

Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Parent’s Bylaws provided that except as otherwise limited therein or as otherwise provided by law, proxies authorizing a person to vote at a specific meeting shall entitle the persons authorized thereby to vote at any adjournment of such meeting, but they shall not be valid after the final adjournment of such meeting.

Compensation of Directors

The Company Bylaws provide that directors shall receive compensation for their services as determined by a majority of the board of directors, or a designated committee of the board of directors, provided that directors who are serving the Company as employees and who receive compensation for their services as such, shall not receive any salary or other compensation for their services as directors of the Company.

The Parent’s Bylaws provided that directors shall receive compensation for their services as determined by a majority of the board of directors, or a designated committee of the board of directors, provided that directors who are serving as employees and who receive compensation for their services as such, shall not receive any salary or other compensation for their services as directors of Parent.

Exclusive Forum

The Company Bylaws provide that unless the Company consents in writing to the selection of an alternative forum, the state and federal courts of the State of Nevada shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the NRS or the Articles of Incorporation or the Company Bylaws, or (iv) any action asserting a claim against the Company governed by the internal affairs doctrine.

The Parent’s Bylaws provided that unless Parent consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Parent, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of Parent to the Parent or its stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or the Parent’s charter or Bylaws, or (iv) any action asserting a claim against Parent governed by the internal affairs doctrine.

Interested Director Transactions – Director Conflicts of Interest

Under NRS 78.140 and 78.423, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, firm or association in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director or officer was present, participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if (i) the director’s or officer’s interest in the contract or transaction is known to the board of directors (or committee) or stockholders and the transaction is approved or ratified by the board (or committee) or stockholders in good faith, without counting the vote(s) of the common or interested director(s) in the former case and counting such vote(s) in the latter case; (ii) the fact of the common interest is not known to the director(s) or officer(s) at the time the transaction is brought before the board; or (iii) the contract or transaction is fair to the corporation at the time it is authorized or approved.

Under DGCL Section 144, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if one or more of the following is true: (i) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the board or committee, and the board or the committee in good faith authorizes the contract or transaction by an affirmative vote of the majority of the disinterested directors; (ii) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the stockholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or (iii) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified.

State Anti-takeover Statutes

Section 78.411 of the NRS generally provides that a Nevada corporation which has not “opted out” of coverage by this section in the prescribed manner may not engage in any “combination” with an “interested stockholder” for a period of two years following the date that the stockholder became an “interested stockholder” unless prior to that time the board of directors of the corporation approved either the “combination” or the transaction which resulted in the stockholder becoming an “interested stockholder.” The Articles of Incorporation provide that the Company shall not be subject to this Nevada business combination statute.	Section 203 of the DGCL prohibits a publicly held Delaware corporation from engaging in a business combination with an interested stockholder for a period of three years following the date such person becomes an interested stockholder, unless the business combination or the transaction in which such person becomes an interested stockholder is approved in a prescribed manner. Generally, a “business combination” includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. Generally, an “interested stockholder” is a person that, together with affiliates and associates, owns, or within three years prior to the determination of interested stockholder status did own, 15% or more of a corporation’s voting stock.

Control Share Acquisition Statute

Nevada’s “Acquisition of Controlling Interest” statute applies to Nevada corporations that conduct business in the State of Nevada directly or through an affiliate and which have 200 or more stockholders of record (at least 100 of which have record addresses in Nevada), unless the articles of incorporation or bylaws specifically provide otherwise. If applicable, this statute generally provides that any person acquiring certain statutorily defined “control” percentages (20%, 33.3% or a majority) of a corporation’s outstanding shares in the secondary market is not entitled to vote those “control shares” unless a majority of the other stockholders elects to restore such voting rights in whole or in part. The Company’s Articles of Incorporation provide that the Company shall not be subject to this NRS statute.	Delaware law has no provision comparable to Nevada’s “Acquisition of Controlling Interest” statute. DGCL does not have an affiliated transactions statute but has a business combination statute, under Section 203.

Appraisal and Dissenters’ Rights

Under Sections 92A.300 to 92A.500 of the NRS, except as otherwise provided by the NRS, stockholders have the right to demand and receive payment in cash of the fair value of their stock in the event of a merger or exchange in lieu of the consideration such stockholder would otherwise receive in such transaction. However, stockholders do not have such appraisal rights if they hold shares that are listed, or authorized for listing, on a national securities exchange. In addition, no right of dissent exists for any holders of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation.

Section 262 of the DGCL provides that stockholders have the right, in some circumstances, to dissent from certain corporate actions and to instead demand payment of the fair value of their shares. However, stockholders to not have appraisal rights with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving corporation (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing. Parent’s Certificate of Incorporation or bylaws did not contain additional provisions relating to dissenters’ rights of appraisal.

Only stockholders of record are entitled to dissenters’ rights. Appraisal rights were not available to Parent’s stockholders since the exceptions listed above applied to Parent’s holders of shares.

Item 5.03	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

The information contained in Items 1.01 and 3.03 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Incorporation of Save Foods, Inc. dated November 3, 2023
3.2	Bylaws of Save Foods, Inc. adopted November 3, 2023
3.3	Certificate of Merger filed with the Secretary of State of the State of Delaware
3.4	Articles of Merger filed with the Secretary of State of the State of Nevada
10.1	Merger Agreement by and between Save Foods, Inc., a Delaware corporation and Save Foods, Inc., a Nevada corporation, dated November 6, 2023
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Save Foods, Inc.

Date: November 9, 2023	By:	/s/ David Palach
	Name:	David Palach
	Title:	Chief Executive Officer